Supplement to the Current Prospectus

MFS(R)  Municipal Income Fund - Class A1 & B1 Shares

Effective June 1, 2008, the following paragraph in the sub-section entitled "Exchange Privilege" under the main heading "How to Purchase, Redeem, and Exchange Shares" is deleted in its entirety:

Certain  qualified  retirement plans may make certain  exchanges between the MFS
funds  and  the  MFS  Fixed  Fund.  Contact  MFSC  for  information   concerning
transactions involving the MFS Fixed Fund.

In the current prospectus and in any supplements thereto dated prior to June 1, 2008, any references to the "MFS Fixed Fund" are hereby deleted.


                  The date of this supplement is June 1, 2008.